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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 31, 1997 (DECEMBER 29, 1997)



                               QUEST MEDICAL, INC.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               TEXAS                              0-10521                            75-1646002
               -----                              -------                            ----------
  (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


                              201 ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002
                               ------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 390-9800


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ITEM 5.  OTHER EVENTS.

         On December 30, 1997, Quest Medical, Inc. announced that it has agreed to sell its cardiovascular and intravenous fluid delivery products division to Atrion Corporation (the "Sale"). The Press Release announcing the agreement is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release dated December 30, 1997, relating to the Sale.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  December 31, 1997      QUEST MEDICAL, INC.



                                     By:  /s/ F. Robert Merrill III
                                         ---------------------------------
                                              F. Robert Merrill III
                                              Senior Vice President - Finance,
                                              Secretary and Treasurer


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                                INDEX TO EXHIBITS

   Exhibit
   Number                          Description
   ------                          -----------

    99.1       Press Release dated December 30, 1997 relating to the Sale.